UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 7, 2009

Brekford International Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52719	20-4086662
(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road, Suite C, Hanover, Maryland 21076

(Address of Principal Executive Offices)(Zip Code)

(443) 557-0200

(Registrant’s Telephone Number, Including Area Code)

________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Amendment No. 1 amends the Form 8-K  originally filed on December 11, 2009 (the “Form 8-K”)  to clarify that the registrant has had certain reportable events as defined Item 304(a)(1)(v) of Regulation S-K.  There have been no additional changes in the information set forth in the Form 8-K.

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

On December 7, 2009, the audit committee and the board of directors of Brekford International Corp. (the “Company”) approved the dismissal of the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”).  On that date, the audit committee and the board approved and ratified the engagement of Stegman & Company (“Stegman”) to serve as the Company’s independent registered public accountants for the fiscal year ended December 31, 2009.  During the Company’s two most recent fiscal years and the subsequent period prior to the Company’s engagement of Stegman, the Company did not consult with Stegman regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.  During each of the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent period from January 1, 2009 through the Company’s notice to Marcum of its dismissal on December 9, 2009 (the “Dismissal Notice”), there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During each of the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent period from January 1, 2009 through the Dismissal Notice, the following occurrences were “reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K. As of December 31, 2007, and during the three months ended March 31, 2008, Marcum had advised the Company that it identified certain deficiencies in the Company’s internal controls over financial reporting. The material weaknesses that were identified related to the fact that the Company’s overall financial reporting structure and staffing levels were not sufficient to support the complexity of its financial reporting requirements; that the Company lacked the expertise it needed to apply complex accounting principles relating to the Company’s equity transactions at that time; that the Company needed to institute controls to ensure the timely filing of employee income tax withholding and corporate tax returns; and that the Company had a deficiency in its revenue cut-off procedures for which it identified several sales transactions that had been erroneously recorded in the fourth quarter of 2007 which were adjusted for prior to filing the Company’s annual report Form 10-K for that fiscal reporting period. Marcum’s reports on the Company's financial statements for 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Marcum with a copy of the above disclosures and has requested that Marcum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with such statements made by the Company. A copy of that letter, dated December 10, 2009, is incorporated herein by reference to Exhibit 16.1 of the Company’s Form 8-K report originally filed on December 11, 2009.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

16.1

Letter from Marcum LLP, dated December 10, 2009, to the Securities and Exchange Commission
(incorporated by reference to the Company’s Form 8-K report filed with the Securities and
Exchange Commission on December 11, 2009)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brekford International Corp.
(Company)

By:	/s/ C.B. BRECHIN
Name:	C.B. Brechin
Title:	Chief Executive Officer

Date:  December 22, 2009

EXHIBIT INDEX

Exhibit No.	Description

16.1

Letter from Marcum LLP, dated December 10, 2009, to the Securities and Exchange Commission
(incorporated by reference to the Company’s Form 8-K report filed with the Securities and
Exchange Commission on December 11, 2009)